REGISTRATION RIGHTS AGREEMENT

      This Agreement, dated as of August 3, 1998 is entered into by and between Avid Technology, Inc., a Delaware corporation (the "COMPANY"), and Microsoft Corporation, a Washington corporation (the "PURCHASER").

                                    RECITALS

      Whereas, the Company and the Purchaser have entered into a Stock and Asset Purchase Agreement dated as of June 15, 1998 (the "PURCHASE AGREEMENT");

      Whereas, the Purchaser has agreed that no shares of capital stock of the Company received in connection with the Purchase Agreement (and the warrant issued thereunder) shall be transferred by the Purchaser until after the third anniversary of the Closing Date (as defined in the Purchase Agreement); and

      Whereas, the Company and the Purchaser desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933;

      Now, Therefore, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.    CERTAIN DEFINITIONS.

      As used in this Agreement, the following terms shall have the following respective meanings:

            "COMMISSION" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

            "COMMON STOCK" means the common stock, $.01 par value per share, of the Company.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            "OTHER HOLDERS" shall have the meaning set forth in Section 2(c).

            "PROSPECTUS" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.


            "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation or any registration statement covering only securities offered by another stockholder or stockholders of the Company).

            "REGISTRATION EXPENSES" means the expenses described in Section 5.

            "REGISTRABLE SHARES" means the Shares and any other shares of Common Stock issued in respect of the Shares (because of stock splits, stock dividends, reclassifications, recapitalizations or other similar events); PROVIDED, HOWEVER, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon (i) becoming eligible for sale under Rule 144(k) under the Securities Act, (ii) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (iii) any sale in any manner to a person or entity which, by virtue of Section 12 of this Agreement, is not entitled to the rights provided by this Agreement.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, as they may be from time to time in effect.

            "SHARES" means the shares of Common Stock acquired by the Purchaser under the Purchase Agreement, including shares of Common Stock issued upon exercise of the Warrant (as defined in the Purchase Agreement).

            "STOCKHOLDER" means the Purchaser and any person or entity to whom the rights granted under this Agreement are transferred by the Purchaser pursuant to Section 12 hereof.

2.    REQUIRED REGISTRATIONS

(1) At any time after August 3, 2001, the Stockholder may request, in writing, that the Company effect the registration under the Securities Act of Registrable Shares owned by the Stockholder.

(2) Upon receipt of any request for registration pursuant to this Section 2 received after August 3, 2001, the Company shall use its reasonable best efforts to effect the registration, on Form S-3 under the Securities Act (or, if such form is not available, such other form as shall be appropriate for such sale), of all Registrable Shares which the Company has been requested to so register.

(3) If the Stockholder intends to distribute the Registrable Shares covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to Section 2(a). If other holders of securities of the Company who are entitled by contract with the Company to have securities included in such a registration (the "OTHER HOLDERS") request that their securities be included in such registration and underwriting, the Company may include the securities of such Other Holders in such registration and underwriting on the terms set forth herein. The Company shall (together with the Stockholder and all Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form (including, without limitation, customary indemnification and contribution provisions) with the managing underwriter. Notwithstanding any other provision of this Section 2(c), if the managing underwriter advises the Company that the inclusion of all shares requested to be registered would adversely affect the offering, the securities of the Company held by Other Holders shall first be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter and, if all such shares have been excluded and further limitation of the number of shares is required, Registrable Shares shall then be excluded from such underwriting and registration to the extent deemed advisable by the managing underwriter. If the Stockholder or any Other Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, and the securities so withdrawn shall also be withdrawn from registration. If the managing underwriter has not limited the number of Registrable Shares or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Registrable Shares and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

(4) The Stockholder shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2(a), subject to the approval of the Company, which approval will not be unreasonably withheld.

(5) The Company shall not be required to effect more than four registrations pursuant to Section 2. In addition, the Company shall not be required to effect any registration within six months after the effective date of any other Registration Statement. For purposes of this Section 2(e), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Stockholder withdraws its request for such registration and elects not to pay the Registration Expenses therefor pursuant to Section 5).

(6) If at the time of any request to register Registrable Shares by the Stockholder pursuant to this Section 2, the Company is engaged or has plans to engage in a registered public offering or is engaged or plans to engage in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request, such right to delay a request to be exercised by the Company not more than once, or for an aggregate delay of more than 90 days, in any 12-month period.

 3. INCIDENTAL REGISTRATION

(1) Whenever the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2) at any time and from time to time, it will, prior to such filing, give written notice to the Stockholder of its intention to do so. Upon the written request of the Stockholder given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use reasonable efforts to cause all Registrable Shares which the Company has been requested by the Stockholder to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Stockholder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to the Stockholder.

(2) If the registration for which the Company gives notice pursuant to Section 3(a) is a registered public offering involving an underwriting, the Company shall so advise the Stockholder as a part of the written notice given pursuant to Section 3(a). In such event, the right of the Stockholder to include its Registrable Shares in such registration pursuant to Section 3 shall be conditioned upon such Stockholder's participation in such underwriting on the terms set forth herein. If the Stockholder proposes to distribute Registrable Shares through such underwriting, it shall (together with the Company and any Other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit the number of Registrable Shares to be included in the registration and underwriting. The Company shall so advise the Stockholder and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by stockholders other than Other Holders shall first be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter and, if all such shares have been excluded and further limitation of the number of shares is required, the number of shares that may be included in such registration and underwriting shall then be allocated among the Stockholder and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) which they held at the time the Company gave the notice specified in Section 3(a). If the Stockholder or any such Other Holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among the Stockholder and such Other Holders pro rata in the manner described in the preceding sentence. If the Stockholder or any Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.


4.    REGISTRATION PROCEDURES

(1) If and  whenever the Company is required by the  provisions  of Section 2 or
Section 3 of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

  (1) file with the Commission a Registration Statement with respect to such Registrable Shares and use its reasonable best efforts to cause that Registration Statement to become and remain effective for 180 days from the effective date or such lesser period until all such Registrable Shares are sold;

  (1) as expeditiously as possible furnish to the Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares;

  (2) as expeditiously as possible use its reasonable best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Stockholder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Stockholder to consummate the public sale or other disposition in such states of the Registrable Shares included in the Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required in connection with this paragraph (iii) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

  (3) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

  (4) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

  (5) promptly make available for inspection by the Stockholder, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Stockholder, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

  (6) as expeditiously as possible, notify the Stockholder, promptly after the Company shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

  (7)  as  expeditiously  as  possible   following  the  effectiveness  of  such
Registration Statement, notify the Stockholder of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

  (2) If the Company has delivered a Prospectus to the Stockholder and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Stockholder and, if requested, the Stockholder shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Stockholder with revised Prospectuses and, following receipt of the revised Prospectuses, the Stockholder shall be free to resume making offers of the Registrable Shares.

  (3) In the event that, in the judgment of the Company based on advice of counsel, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed or due to the need to file with the Commission financial statements required to comply with the Securities Act, the Company shall notify the Stockholder to such effect, and, upon receipt of such notice, the Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until the Stockholder has received copies of a supplemented or amended Prospectus or until the Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 4(c) to suspend sales of Registrable Shares for a period in excess of 90 days in any 365-day period.

5. ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses for all registrations under this Agreement; PROVIDED, HOWEVER, that if a registration under Section 2 is withdrawn at the request of the Stockholder (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholder after the date on which such registration was requested) and if the Stockholder elects not to have such registration counted as a registration requested under Section 2, the Stockholder shall pay the Registration Expenses of such registration. For purposes of this Section, the term "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions and any fees and expenses of counsel to the Stockholder.

6.    INDEMNIFICATION AND CONTRIBUTION


(1) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Stockholder, each underwriter of Registrable Shares, and each other person, if any, who controls the Stockholder or such underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Stockholder or such underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse the Stockholder and such underwriter or controlling person for any legal or any other expenses reasonably incurred by the Stockholder or such underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made (i) in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of the Stockholder or such underwriter or controlling person specifically for use in the preparation thereof, or (ii) in any prospectus or preliminary prospectus, or any supplement thereto, other than the most current version thereof, if the Stockholder has breached its obligations under Section 4(b).

(2) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Stockholder will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to the Stockholder furnished in writing to the Company by or on behalf of the Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of the Stockholder hereunder shall be limited to an amount equal to the net proceeds to the Stockholder from the Registrable Shares sold in connection with such registration.

(3) Each party entitled to indemnification under this Section (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; PROVIDED FURTHER that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

(4) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 6 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Stockholder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Stockholder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Stockholder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 6(d), in no case shall the Stockholder be liable or responsible for any amount in excess of the net proceeds received by the Stockholder from the offering of Registrable Shares; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party under this Section, notify the party from whom contribution may be sought, but the omission so to notify the party from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

7. OTHER MATTERS WITH RESPECT TO UNDERWRITTEN OFFERINGS. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use reasonable efforts to cause its independent public accounting firm to issue customary "cold comfort letters" to the underwriters with respect to the Registration Statement; and (c) if requested by the Stockholder, consider in good faith making its senior executives available to assist the underwriters with respect to so-called "road shows" in connection with marketing efforts for and the distribution and sale of the Registrable Shares.

8. INFORMATION BY HOLDER. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

9. CONFIDENTIALITY OF NOTICES. Upon receiving any written notice from the Company regarding the Company's plans to file a Registration Statement, the Stockholder shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

10. RULE 144 REQUIREMENTS. During the term of this Agreement, the Company shall:

(1) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(2) furnish to the Stockholder upon request (i) a written statement by the Company as to its compliance with the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

11. TERMINATION. All of the Company's obligations to register Registrable Shares under Sections 2 and 3 of this Agreement shall terminate six years after the date hereof.

12. TRANSFERS OF RIGHTS. This Agreement, and the rights and obligations of the Purchaser hereunder, may not be assigned by the Purchaser without the express written consent of the Company.

13.   GENERAL

(1) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(2) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts entered into and performed entirely within Massachusetts.

(3) NOTICES. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

      If to the Company, at Avid Technology, Inc., Metropolitan Technology Park, One Park West, Tewksbury, MA 01876, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchaser, with a copy to Mark G. Borden, Esq., Hale and Dorr, 60 State Street, Boston, MA 02190; and

      If to the Purchaser, at Microsoft Corporation, One Microsoft Way, Redmond, WA 98052-6399, Attention: President, or at such other address or addresses as may have been furnished in writing by the Purchaser to the Company, with a copy to Gary J. Kocher, Esq., Preston Gates & Ellis LLP, 5000 Columbia Seafirst Center, 701 Fifth Avenue, Seattle, Washington 98104-7011.

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

(4) COMPLETE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

(5) AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Registrable Shares; PROVIDED, that this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all such holders in the same fashion. Any such amendment, termination or waiver effected in accordance with this Section 13(e) shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(6) PRONOUNS. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(7) COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

(8) SECTION HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]







 Executed as of the date first written above.



                                    AVID TECHNOLOGY, INC.





                                    By:   /S/WILLIAM L. FLAHERTY
                                        -------------------------
                                    Name:   WILLIAM L. FLAHERTY

                                    Title:   SENIOR VICE PRESIDENT OF FINANCE,
                                             CFO, AND TREASURER



                                    MICROSOFT CORPORATION





                                    By:   /S/ROBERT A. ESHELMAN
                                        -------------------------
                                    Name:   ROBERT A. ESHELMAN

                                    Title:   ASSISTANT SECRETARY